Consolidated Statements of Cash Flows - Balances per Consolidated Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2017	Dec. 31, 2016	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Balances per Consolidated Balance Sheets:
Cash and cash equivalents	$ 0	$ 0		$ 0	$ 0
Restricted cash	103,290	197,201		46,770	0
Non-current restricted cash	0	73,339		0	0
Total cash, cash equivalents and restricted cash	$ 103,290	$ 270,540	$ 223,117	$ 46,770	$ 0	$ 0